Exhibit 10.13

                                  COMPASS BANK

                                 - RABBI TRUST -

                                       FOR

                           DEFERRED COMPENSATION PLAN


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Trust Under The Compass Bank DEFERRED COMPENSATION PLAN

(a) This Agreement made this 12th day of February, 1998 by and between COMPASS BANK [Company] and NORTHEAST RETIREMENT SERVICES, INC. [Trustee];

(b) WHEREAS, Company has adopted the nonqualified deferred compensation Plan:
Compass Bank DEFERRED COMPENSATION PLAN established October 1, 1995 (Date)

(c) WHEREAS, Company has incurred or expects to incur liability under the terms of such Plan with respect to the individuals participating in such Plan.

(d) WHEREAS, Company wishes to establish a trust (hereinafter called "Trustor") and to contribute to the Trust assets that shall be held therein, subject to the claims of Company's Insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plan;

(e) WHEREAS, it is the intention of the partes that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974;

(f) WHEREAS, it is the intention of Company to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plan;

     NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

Section 1. Establishment of Trust
---------------------------------

         (a) Company hereby deposits with Trustee in trust $184,397.83, which shall become the principal of the Trust to be held, administered and disposed of by Trustee as provided in this Trust Agreement

         (b) The trust hereby established shall be irrevocable.

         (c) The Trust is intended to be a grantor trust of which Company is the grantor, within the meaning of subpart E, part 1, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

         (d) The principal of the Trust and any earnings thereon shall be held separate and apart from other funds of Company and shall be Used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan(s) and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against Company. Any assets held by the Trust will be subject to the claims of Company's general creditors under Federal and state law in the event of Insolvency, as defined in
Section 3 (a) herein.

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                                                          RABBI TRUST PROVISIONS

         (e) Company, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with Trustee to augment the principal to be held, administered and disposed of by Trustee as provided in this Trust Agreement. Neither Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits.

Section 2. Payments to Plan Participants and Their Beneficiaries
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         (a) Company shall deliver to Trustee a schedule (the "Payment
Schedule") that indicates the amounts payable in respect to each Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plan(s)), and the time of commencement for payment of such amounts. Except as otherwise provided herein, Trustee shall make payments to the Plan participants and their beneficiaries in accordance with such payment schedule. The Trustee shall make Provision for the reporting and withholding of any Federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan(s) and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by Company.

         (b) The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plan(s) shall be determined by Company or such party as it shall designate under the Plan(s), and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan(s).

         (c) Company may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plan(s). Company shall notify Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if principal of the Trust and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plan(s), Company shall make the balance of each such payment as it falls due. Trustee shall notify Company where principal and earnings are not sufficient.

Section 3. Trustee Responsibility Regarding Payments to Trust Beneficiary when
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Company is Insolvent
--------------------

         (a) Trustee shall cease payment of benefits to Plan participants and their beneficiaries if the Company is Insolvent. Company shall be considered "Insolvent" for purposes of this Trust Agreement if (i) Company is unable to pay its debts as they become due, or (ii) Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

         (b) At all times during the continuance of this Trust as provided in
Section 1 (d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of Company under Federal and state law as set forth below.

                  1. The Board of Trustees and the Chief Executive Officer of Company shall have the duty to inform Trustee in writing of Company's Insolvency. If a person claiming to be a creditor of Company alleges in writing to Trustee that Company has become Insolvent, Trustee shall determine whether Company has become Insolvent and, pending such determination, Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.

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                                                          RABBI TRUST PROVISIONS

                  2. Unless Trustee has actual knowledge of Company's Insolvency, or has received notice from Company or a person claiming to be a creditor alleging that Company is Insolvent, Trustee shall have no duty to inquire whether Company is Insolvent. Trustee may in all events rely on such evidence concerning Company's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning Company's solvency.

                  3. If at any time Trustee has determined that Company is Insolvent, Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of general creditors of Company with respect to benefits due under the Plan(s) or otherwise.

                  4. Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with Section 2 of this Trust Agreement only after Trustee has determined that Company is not Insolvent (or is no longer Insolvent).

         (c) Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to Section 3 (b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan(s) for the period of such discontinuance less the aggregate amount of any payments made to Plan participants or their beneficiaries by Company in lieu of the payments provided for hereunder during any such period of discontinuance.

Section 4. Investment Authority
-------------------------------

         Trustee may invest in securities (including stock or rights to acquire stock) or obligations issued by Company. All rights associated with assets of the Trust shall be exercised by Trustee or the person designated by Trustee, and shall in no event be exercisable by or rest with Plan participants. The Company shall authorize the Trustee to act upon receipt of written communication by any two of the following officers: Kevin G. Champagne, Pres. &CEO, Arthur W. Short, EVP&COO, John D. Kelleher, EVP and Francis S. Mascianica, Jr., SVP&Treasurer.

Section 5. Disposition of Income
--------------------------------

         During the term of this Trust all income received by the Trust net of expenses and taxes, shall be accumulated and reinvested.

Section 6. Responsibility of Trustee
------------------------------------

         (a) Trustee shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by Company which is contemplated by, and in conformity with, the terms of the Plan(s) or this Trust and is given in writing by Company. In the event of a dispute between Company and a party, Trustee may apply to a court of competent jurisdiction to resolve the dispute.

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                                                          RABBI TRUST PROVISIONS


         (b) If Trustee undertakes or defends any litigation arising in connection with this Trust Company agrees to indemnity Trustee against Trustee's costs, expenses, and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. If Company does not pay such costs, expenses, and liabilities in a reasonably timely manner, Trustee may obtain payment from the Trust.

         (c) Trustee shall have, without exclusion, all powers conferred on Trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, Trustee shall have no power to name a beneficiary of the policy other than the Trust to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

         (d) Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

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                                                          RABBI TRUST PROVISIONS

Section 7. Compensation and Expenses of Trustee
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         Company shall pay all administrative and Trustee's fees and expenses.
If not so paid, the fees and expenses shall be paid from the Trust.

Section 8. Resignation and Removal of Trustee
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         (a) Trustee may resign at any time by written notice to Company, which shall be effective 30 days after receipt of such notice unless Company and Trustee agree otherwise.

         (b) Trustee may be removed by Company on 30 days' notice or upon shorter notice accepted by Trustee.

         (c) Upon a Change of Control, as defined herein, Trustee may not be removed by Company for 10 year(s).

         (d) If Trustee resigns within 10 year(s) after a Change of Control, as defined herein, Company shall apply to a court of competent jurisdiction for the appointment of a successor Trustee or for instructions.

         (e) Upon resignation or removal of Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 30 days after receipt of notice of resignation, removal or transfer, unless Company extends the time limit.

         (f) If Trustee resigns or is removed, a successor shall be appointed, in accordance with section 11 hereof, by the effective date or resignation or removal under paragraphs (a) [or (b)] of this section. If no such appointment has been made, Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

Section 9. Amendment or Termination
-----------------------------------

         (a) This Trust Agreement may be amended by a written instrument executed by Trustee and Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan(s) or shall make the Trust revocable after it has become irrevocable in accordance with section 1 (b) hereof.

         (b) The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan(s).

         (c) Upon written approval of participants or beneficiaries entitled to payment of benefits pursuant to the terms of the Plan(s), Company may terminate this Trust prior to the time all benefit payments under the Plan(s) have been made. All assets in the Trust at termination shall be returned to Company.

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                                                          RABBI TRUST PROVISIONS


Section 10. Miscellaneous
-------------------------

         (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

         (b) Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

         (c) This Trust Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

         (d) For purposes of this Trust, Change of Control shall mean:

         the purchase or other acquisition by any person, entity, or group of persons, within the meaning of section 13 (d) or 14 (d) of the Securities Exchange Act of 1934 ("Act"), or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 30 percent or more of either the outstanding shares of common stock or the combined voting power of Company's then outstanding voting securities entitled to vote generally, or the approval by the stockholders of Company of a reorganization, merger, or consolidation, in each case, with respect to which persons who were stockholders of Company immediately prior to such reorganization, merger, or consolidation, do not immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged, or consolidated Company's then outstanding securities, or a liquidation or dissolution of Company or of the sale of all or substantially all of Company's assets".)

Section 14. Effective Date
--------------------------

         The effective date of this Trust Agreement shall be October 1, 1997.

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                                                          RABBI TRUST PROVISIONS


         IN WITNESS WHEREOF, the parties hereto have executed this Trust Agreement as of the date first above written.

         The Trustee                     The Company
NORTHEAST RETIREMENT SERVICES, INC.      COMPASS BANK

By: /s/ [signed]                         By: /s/ Arthur W. Short
    -------------------------------          -----------------------------
                                            (Authorized Officer of Grantor)

Title: President                         Title: EVP/COO
    -------------------------------          -----------------------------


Witness:                                  Witness:
        --------------------------                -------------------------


(CORPORATE SEAL)                     COMMONWEALTH OF MASSACHUSETTS
                                     ss.
/s/ [signed]

Notary Public                        Personally appeared before me and made oath
My Commission Expires:  2-19-99      that the above, by him subscribed, is true.

                                     Before me,

                                     /s/ [signed]

                                     Notary Public
                                     My Commission Expires:  September 9, 1999

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